Exhibit 10.17

SCHEDULE OF EXECUTIVES WITH MANAGEMENT CONTINUITY AGREEMENTS

Title	Name	Years /Comp*
Chairman, President and Chief Executive Officer	Stephen D. Newlin	3
Executive Vice President and Chief Operating Officer	Robert M. Patterson	3
Executive Vice President, Global Operations and Process Improvement	Thomas J. Kedrowski	3
Senior Vice President and Chief Information and Human Resources Officer	Kenneth M. Smith	3
Senior Vice President, Chief Commercial Officer	Michael E. Kahler	3
Senior Vice President, President of Performance Products and Solutions	Robert M. Rosenau	3
Senior Vice President and Chief Financial Officer	Richard J. Diemer, Jr.	3
Vice President, General Counsel and Secretary	Lisa K. Kunkle	3
Senior Vice President, President of Distribution	Kurt C. Schuering	2
Vice President, Mergers and Acquisitions	Joel Rathbun	1
Senior Vice President and President, Global Specialty Engineered Materials	Craig M. Nikrant	2
Senior Vice President and President, Global Specialty Color, Additives and Inks	John V. Van Hulle	2
Vice President, Research and Development	Christopher L. Murphy	1
Vice President, Treasurer	Daniel O’Bryon	1
Vice President, Tax	Frank Vari	1
Vice President, Corporate Controller	Vincent W. Shemo	1
Vice President, Marketing	Julie McAlindon	1
Vice President, Planning and Investor Relations	Cynthia D. Tomasch	1
Vice President, Key Account Management	Mark Crist	1
Vice President and General Manager, Engineering Materials, Europe	Holger Kronimus	1
* Years of compensation payable upon change of control